Unaudited Pro Forma Financial Information

On December 1, 2014, Volt Delta Resource Holdings, Inc., a wholly-owned subsidiary of Volt Information Sciences, Inc. (the “Company”), and the Company entered into a Membership Interest Purchase Agreement with NewNet Communication Technologies, LLC (“NewNet”) pursuant to which NewNet will purchase Volt Delta Resources, LLC (“VoltDelta”).

The following unaudited pro forma financial information gives effect to the sale of VoltDelta to NewNet, and is based on the historical consolidated financial statements of the Company.  The statements of income for the years ended November 3, 2013, October 28, 2012, and October 30, 2011 and for the nine months ended August 3, 2014 give effect to the disposition as if it had occurred at October 30, 2011.  Because the operations covered by the VoltDelta sale have not been reflected as discontinued operations in the Company’s annual historical financial statements, the Company is providing pro forma financial information for the three most recent fiscal years and the subsequent interim period.

The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the year ended November 3, 2013, the unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended August 3, 2014.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of future operations or the actual results that would have been achieved had the sale been consummated during the periods indicated. The pro forma adjustments are based on the best information available to date, which may change as additional information is obtained.

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Condensed Balance Sheet
August 3, 2014
(in thousands)

	As reported	Pro Forma Adjustment	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,449	$(1,094)	$9,355
Restricted cash and short-term investments	46,282	-	46,282
Trade accounts receivable	251,229	(9,666)	241,563
Recoverable income taxes	18,051	(1,024)	17,027
Prepaid insurance and other current assets	30,882	(2,464)	28,418
Assets held for sale	-	21,378	21,378
TOTAL CURRENT ASSETS	356,893	7,130	364,023

Prepaid insurance and other assets, excluding current portion	46,859	(3,577)	43,282
Property, equipment and software, net	29,924	(3,553)	26,371
TOTAL ASSETS	$433,676	$-	$433,676

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accrued compensation	$44,038	$(2,196)	$41,842
Accounts payable	53,070	(1,851)	51,219
Accrued taxes other than income taxes	18,369	(758)	17,611
Accrued insurance and other accruals	39,687	(2,654)	37,033
Deferred revenue, net, current portion	10,825	(6,206)	4,619
Short-term borrowings, including current portion of long-term debt	143,196	-	143,196
Liabilities held for sale	-	18,169	18,169
TOTAL CURRENT LIABILITIES	309,185	4,504	313,689

Accrued insurance and other, excluding current portion	13,036	(340)	12,696
Deferred revenue, excluding current portion	3,225	(3,146)	79
Income taxes payable, excluding current portion	9,109	(1,018)	8,091
Long-term debt, excluding current portion	7,451	-	7,451
TOTAL LIABILITIES	342,006	-	342,006

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Preferred stock, par value $1.00	-	-	-
Common stock, par value $0.10	2,356	-	2,356
Paid-in capital	72,399	-	72,399
Retained earnings	62,226	-	62,226
Accumulated other comprehensive loss	(3,431)	-	(3,431)
Treasury stock	(41,880)	-	(41,880)
TOTAL STOCKHOLDERS’ EQUITY	91,670	-	91,670

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$433,676	$-	$433,676

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements of Operations
For the nine months ended August 3, 2014
(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustment	Pro Forma
REVENUE:
Staffing service revenue	$1,195,981	$-	$1,195,981
Other revenue	129,623	(45,247)	84,376
NET REVENUE	1,325,604	(45,247)	1,280,357

EXPENSES:
Direct cost of staffing services revenue	1,026,063	-	1,026,063
Cost of other revenue	111,824	(41,307)	70,517
Selling, administrative and other operating costs	192,378	(14,537)	177,841
Amortization of purchased intangible assets	754	(598)	156
Restructuring costs	2,396	(599)	1,797
Restatement, investigations and remediation	5,261	-	5,261
TOTAL EXPENSES	1,338,676	(57,041)	1,281,635

OPERATING LOSS	(13,072)	11,794	(1,278)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(2,449)	(1)	(2,450)
Foreign exchange gain (loss), net	(1,645)	1,268	(377)
Other income (expense), net	134	136	270
TOTAL OTHER INCOME (EXPENSE), NET	(3,960)	1,403	(2,557)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(17,032)	13,197	(3,835)
Income tax provision (benefit)	4,017	45	4,062
LOSS FROM CONTINUING OPERATIONS	(21,049)	13,512	(7,897)

LOSS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	(13,152)	(13,152)

NET LOSS	$(21,049)	$-	$(21,049)

PER SHARE DATA:

Basic:
Loss from continuing operations	$(1.01)	$-	$(0.38)
Loss from discontinued operations	-	(0.63)	(0.63)
Net loss	$(1.01)	$(0.63)	$(1.01)
Weighted average number of shares	20,859	20,859	20,859
Diluted:
Loss from continuing operations	$(1.01)	$-	$(0.38)
Loss from discontinued operations	-	(0.63)	(0.63)
Net loss	$(1.01)	$(0.63)	$(1.01)
Weighted average number of shares	20,859	20,859	20,859

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements of Operations
For the year ended November 3, 2013
(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustment	Pro Forma
REVENUE:
Staffing service revenue	$1,899,723	$-	$1,899,723
Other revenue	191,214	(73,465)	117,749
NET REVENUE	2,090,937	(73,465)	2,017,472

EXPENSES:
Direct cost of staffing services revenue	1,634,365	-	1,634,365
Cost of other revenue	160,199	(65,680)	94,519
Selling, administrative and other operating costs	294,034	(24,314)	269,720
Amortization of purchased intangible assets	1,369	(858)	511
Restructuring costs	4,726	(3,945)	781
Restatement, investigations and remediation	24,828	-	24,828
TOTAL EXPENSES	2,119,521	(94,797)	2,024,724

OPERATING LOSS	(28,584)	21,332	(7,252)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(2,957)	(2)	(2,959)
Foreign exchange gain (loss), net	1,104	(735)	369
Other income (expense), net	31	(10)	21
TOTAL OTHER INCOME (EXPENSE), NET	(1,822)	(747)	(2,569)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(30,406)	20,585	(9,821)
Income tax provision (benefit)	469	2,231	2,700
LOSS FROM CONTINUING OPERATIONS	(30,875)	18,354	(12,521)

LOSS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	(18,354)	(18,354)

NET LOSS	$(30,875)	$-	$(30,875)

PER SHARE DATA:

Basic:
Loss from continuing operations	$(1.48)	$-	$(0.60)
Loss from discontinued operations	-	(0.88)	(0.88)
Net loss	$(1.48)	$(0.88)	$(1.48)
Weighted average number of shares	20,826	20,826	20,826
Diluted:
Loss from continuing operations	$(1.48)	$-	$(0.60)
Loss from discontinued operations	-	(0.88)	(0.88)
Net loss	$(1.48)	$(0.88)	$(1.48)
Weighted average number of shares	20,826	20,826	20,826

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the year ended October 28, 2012
(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustment	Pro Forma
REVENUE:
Staffing service revenue	$2,027,601	$-	$2,027,601
Other revenue	218,526	(99,679)	118,847
NET REVENUE	2,246,127	(99,679)	2,146,448

EXPENSES:
Direct cost of staffing services revenue	1,738,933	-	1,738,933
Cost of other revenue	163,853	(68,281)	95,572
Selling, administrative and other operating costs	310,847	(26,897)	283,950
Amortization of purchased intangible assets	1,382	(859)	523
Gain on sale of building	(4,418)	-	(4,418)
Restatement, investigations and remediation	42,906	-	42,906
TOTAL EXPENSES	2,253,503	(96,037)	2,157,466

OPERATING INCOME (LOSS)	(7,376)	(3,642)	(11,018)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(3,072)	23	(3,049)
Foreign exchange gain (loss), net	(131)	509	378
Other income (expense), net	(633)	(1)	(634)
TOTAL OTHER INCOME (EXPENSE), NET	(3,836)	531	(3,305)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(11,212)	-	(14,323)
Income tax provision	2,391	(689)	1,702
LOSS FROM CONTINUING OPERATIONS	(13,603)	(2,422)	(16,025)

INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	2,422	2,422

NET INCOME (LOSS)	$(13,603)	$-	$(13,603)

PER SHARE DATA:

Basic:
Loss from continuing operations	$(0.65)	$-	$(0.77)
Income from discontinued operations	-	0.12	0.12
Net income (loss)	$(0.65)	$0.12	$(0.65)
Weighted average number of shares	20,813	20,813	20,813
Diluted:
Loss from continuing operations	$(0.65)	$-	$(0.77)
Income from discontinued operations	-	0.12	0.12
Net income (loss)	$(0.65)	$0.12	$(0.65)
Weighted average number of shares	20,813	20,884	20,813

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the year ended October 30, 2011
(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustment	Pro Forma
REVENUE:
Staffing service revenue	$1,957,905	$-	$1,957,905
Other revenue	280,204	(165,349)	114,855
NET REVENUE	2,238,109	(165,349)	2,072,760

EXPENSES:
Direct cost of staffing services revenue	1,698,711	-	1,698,711
Cost of other revenue	166,211	(76,022)	90,189
Selling, administrative and other operating costs	302,882	(28,835)	274,047
Amortization of purchased intangible assets	1,347	(855)	492
Restatement, investigations and remediation	49,193	-	49,193
TOTAL EXPENSES	2,218,344	(105,712)	2,112,632

OPERATING INCOME (LOSS)	19,765	(59,637)	(39,872)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(2,889)	(4)	(2,893)
Foreign exchange gain (loss), net	(569)	306	(263)
Other income (expense), net	(1,026)	9	(1,017)
TOTAL OTHER INCOME (EXPENSE), NET	(4,484)	311	(4,173)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15,281	-	(44,045)
Income tax provision (benefit)	(348)	(15,135)	(15,483)
INCOME (LOSS) FROM CONTINUING OPERATIONS	15,629	(44,191)	(28,562)

INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	44,191	44,191

NET INCOME	$15,629	$-	$15,629

PER SHARE DATA:

Basic:
Income (loss) from continuing operations	$0.75	$-	$(1.37)
Income from discontinued operations	-	2.12	2.12
Net income	$0.75	$2.12	$0.75
Weighted average number of shares	20,813	20,813	20,813
Diluted:
Income (loss) from continuing operations	$0.75	$-	$(1.37)
Income from discontinued operations	-	2.12	2.12
Net income	$0.75	$2.12	$0.75
Weighted average number of shares	20,896	20,896	20,896

Notes to Unaudited Pro Forma Financial Information

1. Basis of Pro Forma Presentation

On December 1, 2014, Volt Delta Resource Holdings, Inc., a wholly-owned subsidiary of Volt Information Sciences, Inc. (the “Company”), and the Company entered into a Membership Interest Purchase Agreement with NewNet Communication Technologies, LLC (“NewNet”) pursuant to which NewNet will purchase Volt Delta Resources, LLC (“VoltDelta”).

The proceeds to the Company from the transaction are a $10 million note bearing interest at one half percent (0.5%) per year due in 4 years and convertible into a capital interest of up to 20% in NewNet. The Company may convert the note at any time and is entitled to receive early repayment in the event of certain events such as a change in control of NewNet. The proceeds are in exchange for the ownership of Volt Delta Resources, LLC and its operating subsidiaries, which comprise the Company’s Computer Systems segment, and payment of $4 million by the Company during the first 45 days following the transaction. An additional payment will be made between the parties based on working capital adjustments.

The pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflects estimates and assumptions that the Company’s management believes to be reasonable, the final amounts could be different by a material amount.

2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet at August 3, 2014 reflects the following pro forma adjustments:

•	Adjustment to reflect the assets and liabilities sold in the VoltDelta sale or otherwise disposed of in connection therewith

The unaudited pro forma condensed consolidated statements of operations for the nine months ended August 3, 2014 and the years ended November 3, 2013, October 28, 2012, and October 30, 2011 reflect the following pro forma adjustments:

•	Elimination of the revenues, cost of sales, and operating expenses of the Computer Systems segment being sold or otherwise disposed of, net of taxes.